Exhibit 99.2
CONTENTS

Independent Auditor’s Report
Balance Sheets as of December 31, 2005 and 2004
Statements of Income for the Years Ended December 31, 2005 and 2004
Statements of Changes in Stockholder’s Equity for the Years Ended December 31, 2005 and 2004
Statements of Cash Flows for the Years Ended December 31, 2005 and 2004
Notes to the Financial Statements
Unaudited Balance Sheet as of September 30, 2006
Unaudited Statement of Income for the Nine Months Ended September 30, 2006
Unaudited Statement of Cash Flows for the Nine Months Ended September 30, 2006
Notes to the Unaudited Financial Statements

INDEPENDENT AUDITOR’S REPORT
To the Board of Directors
Petro Rentals, Inc.
Broussard, Louisiana
     We have audited the accompanying balance sheets of Petro Rentals, Inc. as of December 31, 2005 and 2004, and the related statements of income, retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Petro Rentals, Inc. as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
/s/ Broussard, Pochè, Lewis & Breaux, L.L.P.
Crowley, Louisiana
March 13, 2006

PETRO RENTALS, INC.
BALANCE SHEETS
December 31, 2005 and 2004

	2005	2004
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$2,052,983	$2,854,963
Accounts receivable	3,063,555	1,803,938
Inventories	300,538	236,822
Prepaid Expenses	591,267	305,196
Investments	210,975	200,000
Due from shareholders	—	18,324
Other current assets	2,363	1,863

Total current assets	$6,221,681	$5,421,106
FIXED ASSETS, net	9,122,707	4,542,213

Total assets	$15,344,388	$9,963,319

LIABILITIES AND STOCKHOLDER’S EQUITY
CURRENT LIABILITIES
Current portion of notes payable	$893,396	$260,000
Accounts payable	253,226	196,094
Accrued expenses	174,483	299,238
Sales tax payable	38,190	24,929

Total current liabilities	$1,359,295	$780,261

LONG-TERM LIABILITIES
Long-Term portion of notes payable	$2,585,322	—
Deferred taxes	1,140,318	397,342

Total long-term liabilities	$3,725,640	$397,342

STOCKHOLDER’S EQUITY
Capital stock, no par value, 300 shares authorized, issued and outstanding	$100,950	$100,950
Accumulated other comprehensive income	7,590	—
Retained earnings	10,150,913	8,684,766

Total stockholders’ equity	$10,259,453	$8,785,716

Total liabilities and stockholder’s equity	$15,344,388	$9,963,319

See Accompanying Notes to Financial Statements.

PETRO RENTALS, INC.
STATEMENTS OF INCOME
Years Ended December 31, 2005 and 2004

	2005	2004
Sales	$13,596,918	$8,663,607
Cost of sales	6,898,371	418,246

Gross profit	$6,698,547	$8,245,361
General and administrative expenses	3,867,152	6,296,247

Net income from operations	$2,831,395	$1,949,114

Other income:
Interest income	$88,770	$28,479

Other deductions:
Interest expenses	$82,853	$10,753

Income before income taxes	$2,837,312	$1,966,840
Provision for income taxes	1,071,165	748,780

Net income	$1,766,147	$1,218,060

See Accompanying Notes to Financial Statements.

PETRO RENTALS, INC.
STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY
Years Ended December 31, 2005 and 2004

		Accumulated Other
		Comprehensive
	Capital Stock	Income	Retained Earnings	Total
Balance, December 31, 2003	$100,950	$—	$7,466,706	$7,567,656
Net income	—	—	1,218,060	1,218,060

Balance, December 31, 2004	$100,950	$—	$8,684,766	$8,785,716

Net income	—	—	1,766,147	1,766,147
Other comprehensive income:
Changes in net unrealized gain (loss) on securities available for sale, net of reclassification adjustment and tax effect	—	7,590	—	7,590

Total comprehensive income				1,733,737
Dividends paid	—	—	(300,000)	(300,000)

Balance, December 31, 2005	$100,950	$7,590	$10,150,913	$10,259,453

See Accompanying Notes to Financial Statements.

PETRO RENTALS, INC.
STATEMENTS OF CASH FLOWS
Year End December 31, 2005 and 2004

	2005	2004
CASH FLOW FROM OPERATING ACTIVITIES
Net income	$1,766,147	$1,218,060
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	1,860,377	1,184,103
Provision for deferred income taxes	739,066	(13,483)
Loss of disposal of property	—	240
(Increase) decrease in assets:
Accounts receivable	(1,259,617)	(155,066)
Prepaid expense	(286,071)	1,342
Inventories	(63,716)	(71,928)
Other current assets	(500)	—
Other assets	18,324	551,470
Increase (decrease) in liabilities:
Accounts payable	57,132	77,758
Accrued expenses	(111,494)	137,392
Income tax payable		(227)

Net cash provided by operating activities	$2,719,648	$2,929,661

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale of property	$108,307	$37,156
Purchase of investments	—	(200,000)
Net withdrawals from investments	525	—
Capital expenditures	(6,549,178)	(1,431,117)

Net cash used in investing activities	$(6,440,346)	$(1,593,961)

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends paid	$(300,000)	$—
Proceeds from loans	4,509,888	—
Payments on borrowings	$(1,291,170)	$143,236

Net cash used in financing activities	$2,918,718	$143,236

Net increase (decrease) in cash and cash equivalents	$(801,980)	$1,478,936
Cash and cash equivalents at beginning of year	2,854,963	1,367,027

Cash and cash equivalents at end of year	$2,052,983	$2,854,963

SUPPLEMENTAL CASH FLOW DISCLOSURES
Interest	$82,853	$10,753

Income taxes	$741,760	$936,147

Change in unrealized gain on available for sale securities	$7,590	$—

See Accompanying Notes to Financial Statements.

PETRO RENTALS, INC.
NOTES TO THE FINANCIAL STATEMENTS
Note 1. Summary of Significant Accounting Policies
Nature of operations:
Petro Rentals, Inc. was chartered on April 12, 1988. The Company is primarily engaged in rental of equipment related to the oil field services industry and operates in and around the southern region of Louisiana.
Use of estimates:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Cash and cash equivalents:
For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.
Accounts receivable:
No allowance for uncollectible accounts has been provided. Management has evaluated the accounts and believes they are all collectible. Credit extended to certain customers is uncollateralized.
Inventory:
The Company carries on the books inventory for items held for internal use. The Company values this inventory at the lower of cost or market on the first-in-first-out method.
Fixed assets:
All fixed assets are recorded at cost and depreciated over their estimated useful lives, using the straight-line method. (Estimated useful lives range from 1 to 7 years). Upon sale or retirement or other disposition of fixed assets, the cost and related accumulated depreciation are eliminated from the respective accounts, and the resulting gain or loss is included in the results of operations.
Repairs and maintenance charges, which do not increase the useful lives of the assets, are charged to expense as incurred.
Long-lived assets:
Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the fair value of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount of fair value less cost to sell. A review of such assets of the Company has not indicated any material effect on the Company’s financial position or results of operations.

PETRO RENTALS, INC.
NOTES TO THE FINANCIAL STATEMENTS
Income taxes:
The Company provides for federal and state income taxes currently payable, as well as for those deferred because of timing differences between reporting income and expenses for financial statement purposes versus tax purposes. Federal and state incentive tax credits are recorded as a reduction of income taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect of a change in tax rates is recognized as income or expense in the period that includes the enactment date.
Deferred taxes are provided for temporary differences between financial and tax accounting, primarily for differences in depreciation for book versus income tax purposes.
Concentration of credit risk:
At December 31, 2005, the Company had deposits with local banks approximating $2,114,940 in excess of FDIC insurance of $100,000 per depositor.
Investments:
The Company’s investments consist of the purchases of securities. The investments are recorded at fair market value.
Environmental matters:
Since the Company’s present and future operations include activities which are subject to extensive state and federal regulations, the Company may be required to clean up certain contaminated sites should they occur. The Company is currently not involved with any clean-up activities.
Advertising:
The Company conducts non-direct response advertising. These costs are expensed as incurred. Advertising costs charged to operations amounted to $249,690 and $213,291, for the years ended December 31, 2005 and 2004, respectively.
Reclassifications:
Certain amounts in prior years have been reclassified to conform to the presentation adopted in the current year.
Note 2. Accounts Receivable
As of the end of the year accounts receivable consisted of amounts due from customers for rental charges. Management believed that all accounts receivable were collectible as of the end of the year and consequently has recognized no allowance as of December 31, 2005 and 2004.

PETRO RENTALS, INC.
NOTES TO THE FINANCIAL STATEMENTS
Note 3. Investments
The carrying amounts of investment securities as shown in the balance sheets and their approximate fair values at December 31, 2005 and 2004 were as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
December 31, 2005:
Available for sale	$199,475	$14,076	$2,576	$210,975

December 31, 2004:
Available for sale	$200,000	$—	$—	$200,000

Note 4. Fixed Assets
Fixed assets are summarized as follows as of December 31, 2005 and 2004:

	2005	2004
Buildings and improvements	$650,423	$563,127
Office furniture and fixtures	468,711	409,277
Vehicles and accessories	3,080,390	1,628,144
Service and rental equipment	10,694,231	9,051,466
Coiled tubing equipment	2,985,820	—
Software	21,838	21,838
Land and land improvements	145,851	141,461

	$18,047,264	$11,815,313
Less: accumulated depreciation and amortization	(8,924,557)	(7,273,100)

Fixed assets, net	$9,122,707	$4,542,213

Depreciation expense amounted to $1,860,377 and $1,184,103 for the years ending December 31, 2005 and 2004.
Note 5. Related Parties
Amounts due from related parties as of December 31, 2005 and 2004 were as follows:

	2005	2004
Due from shareholder	$—	$18,324

This advance carried no rate of interest. Rent expense of $207,600 and $131,600 was paid to the sole shareholder of the Corporation for the rental of a building as of December 31, 2005 and 2004, respectively.

PETRO RENTALS, INC.
NOTES TO THE FINANCIAL STATEMENTS
Note 6. Notes Payable
Notes payable consisted of the following as of December 31, 2005:

Note with Regions Bank — payable on demand or if no demand is made, one payment of all outstanding principal plus all accrued interest on March 20, 2006, with interest at 4.340%, variable. Secured by assignment of premium financial agreement, disclosure statement and security agreement dated May 20, 2005, executed between Petro Rentals, Inc. and ICT Insurance.	$132,626

Note with MidSouth Bank — this multi advance loan is payable on demand or if no demand is made, one payment of all outstanding principal plus all accrued interest on February 5, 2011, with interest at 6.04%, variable. MidSouth Bank has a continuing security interest in any and all funds that Petro Rentals, Inc. has or may have in the future on deposit with MidSouth Bank or in certificate of deposit or other deposit accounts in which Petro Rentals, Inc. is an account holder.	$3,346,092

Notes payable consisted of the following as of December 31, 2004:

Note with Regions Bank — payable on demand or if no demand is made, one payment of all outstanding principal plus all accrued interest on January 31, 2005, with interest at 3.60%, variable. Secured by all inventory, accounts, equipment and general intangibles.	$260,000

Aggregate maturities required on notes payable at December 31, 2005 are as follows:

2006	$893,396
2007	912,924
2008	912,924
2009	336,359
2010 and later	423,115

$3,478,718

Note 7. Income Taxes
Income tax expense consisted of the following:

	2005	2004
Income taxes currently paid or payable:
Current:
Federal	$290,577	$645,821
State	41,375	116,442

	$331,952	$762,263

Deferred tax (benefit) liability
Federal	$629,378	$(11,536)
State	109,835	(1,947)

	$739,213	$(13,483)

Income tax expense	$1,071,165	$748,780

PETRO RENTALS, INC.
NOTES TO THE FINANCIAL STATEMENTS
Deferred tax liabilities are primarily the result of differences between book and tax depreciation. The following is a reconciliation of income tax at the federal statutory rate to the provision for income taxes:

	2005	2004
Tax at statutory rate of 34%	$1,006,391	$710,905
State income tax, net	51,411	34,985
Non-deductible items	13,363	2,890

	$1,071,165	$748,780

Deferred tax liabilities at December 31, 2005 and 2004, consist of accumulated depreciation.
Note 8. Subsequent Events
Subsequent to year end, the company added a coiled tubing division. The addition of this division required the purchase of equipment of approximately $5,000,000 for which the company obtained financing through a local financial institution.

PETRO RENTALS, INC.
UNAUDITED BALANCE SHEET
September 30, 2006

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$2,768,575
Accounts receivable, net	4,989,308
Inventories	400,546
Prepaid Expenses	629,091
Investments	218,772
Other current assets	10,000

Total current assets	9,016,292
FIXED ASSETS, net	13,187,482
OTHER ASSETS	2,365

Total assets	$22,206,139

LIABILITIES AND STOCKHOLDER’S EQUITY

CURRENT LIABILITIES
Current maturities of debt	$2,016,977
Accounts payable	407,686
Accrued expenses	1,209,690

Total current liabilities	3,634,353

LONG-TERM LIABILITIES Long-term debt, net of current maturities	5,494,004
Deferred taxes	1,140,318

Total liabilities	10,268,675

STOCKHOLDER’S EQUITY
Capital stock, no par value, 300 shares authorized, issued and outstanding	100,950
Accumulated other comprehensive income	6,706
Retained earnings	11,829,808

Total stockholders’ equity	11,937,464

Total liabilities and stockholder’s equity	$22,206,139

See Accompanying Notes to Financial Statements.

PETRO RENTALS, INC.
UNAUDITED STATEMENT OF INCOME
For The Nine Months Ended September 30, 2006

Revenues	$14,652,499

Cost of revenues	8,211,600

Gross profit	6,440,899

General and administrative expenses	3,510,178

Net income from operations	2,930,721

Other :
Interest income	69,953
Interest expenses	(248,319)

Income before income taxes	2,752,355

Provision for income taxes	1,073,460

Net income	$1,678,895

See Accompanying Notes to Financial Statements.

PETRO RENTALS, INC.
UNAUDITED STATEMENT OF CASH FLOWS
For The Nine Months Ended September 30, 2006

CASH FLOW FROM OPERATING ACTIVITIES
Net income	$1,678,895
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	2,286,586
Loss on disposal of property	242,483
Provision for bad debts	150,000
(Increase) in assets:
Accounts receivable	(2,075,753)
Prepaid expense	(37,824)
Inventories	(100,008)
Other current assets	(10,00)
Other assets	(2)
Increase in liabilities:
Accounts payable	154,916
Accrued expenses	997,017

Net cash provided by operating activities	3,286,310

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale of property	300,690
Net purchase of investments	(9,137)
Capital expenditures	(6,894,534)

Net cash used in investing activities	(6,602,981)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from loans	4,821,738
Payments on borrowings	(789,475)

Net cash provided by financing activities	4,032,263

Net increase in cash and cash equivalents	715,592

Cash and cash equivalents at beginning of year	2,052,983

Cash and cash equivalents at end of year	$2,768,575

See Accompanying Notes to Financial Statements.

PETRO RENTALS, INC.
NOTES TO THE UNAUDITED FINANCIAL STATEMENTS
Note 1. Summary of Significant Accounting Policies
Nature of operations:
Petro Rentals, Inc. was chartered on April 12, 1988. The Company is primarily engaged in rental of equipment related to the oil field services industry and operates in and around the southern region of Louisiana.
Use of estimates:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Revenue recognition.
The Company provides rental equipment to its customers at per day contractual rates and recognizes the revenue when collectibility is reasonable assured. The Company’s revenue recognition policy is in accordance with generally accepted accounting principles.
Cash and cash equivalents:
For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.
Allowance for doubtful accounts:
Accounts receivable are customer obligations due under normal trade terms. The Company sells its services to oil and natural gas exploration and production companies. The Company performs continuing credit evaluations of its customers’ financial condition and generally does not require collateral.
The allowance for doubtful accounts is based on management’s evaluation of outstanding accounts receivable at the end of the period. Bad debt expense for the nine months ended September 30, 2006, was $150,000.
Inventory:
The Company carries on the books inventory for items held for internal use. The Company values this inventory at the lower of cost or market on the first-in-first-out method.
Fixed assets:
All fixed assets are recorded at cost and depreciated over their estimated useful lives, using the straight-line method. (Estimated useful lives range from 1 to 7 years). Upon sale or retirement or other disposition of fixed assets, the cost and related accumulated depreciation are eliminated from the respective accounts, and the resulting gain or loss is included in the results of operations.
Repairs and maintenance charges, which do not increase the useful lives of the assets, are charged to expense as incurred.

PETRO RENTALS, INC.
NOTES TO THE UNAUDITED FINANCIAL STATEMENTS
Long-lived assets:
Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses on assets to be held and used are recognized based on the fair value of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount of fair value less cost to sell. A review of such assets of the Company has not indicated any material effect on the Company’s financial position or results of operations.
Income taxes:
The Company provides for federal and state income taxes currently payable, as well as for those deferred because of timing differences between reporting income and expenses for financial statement purposes versus tax purposes. Federal and state incentive tax credits are recorded as a reduction of income taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect of a change in tax rates is recognized as income or expense in the period that includes the enactment date.
Deferred taxes are provided for temporary differences between financial and tax accounting, primarily for differences in depreciation for book versus income tax purposes.
Concentration of credit risk:
The Company transacts business with two financial institutions and the amount on deposit exceeded the $100,000 federally insured limit at September 30, 2006 by in excess of $2.5 million. Management believes that the financial institutions are financially sound and the risk of loss is minimal.
Investments:
The Company’s investments consist of the purchases of securities. The investments are recorded at fair market value.
Environmental matters:
Since the Company’s present and future operations include activities which are subject to extensive state and federal regulations, the Company may be required to clean up certain contaminated sites should they occur. The Company is currently not involved with any clean-up activities.

PETRO RENTALS, INC.
NOTES TO THE UNAUDITED FINANCIAL STATEMENTS
Note 2. Investments
The carrying amounts of investment securities as shown in the balance sheets and their approximate fair values at September 30, 2006 were as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
September 30, 2006
Available for sale	$208,612	$16,258	$6,098	$218,772

Note 3. Fixed Assets
Fixed assets are summarized as follows as of September 30, 2006:

Buildings and improvements	$664,779
Office furniture and fixtures	508,719
Vehicles and accessories	5,161,681
Service and rental equipment	12,559,026
Coiled tubing equipment	4,557,120
Software	21,838
Land and land improvements	199,621

23,672,784
Less: accumulated depreciation and amortization	(10,485,302)

Fixed assets, net	$13,187,482

Depreciation expense amounted to $2,286,586 for the nine months ended September 30, 2006.

PETRO RENTALS, INC.
NOTES TO THE UNAUDITED FINANCIAL STATEMENTS
Note 4. Debt
The Company’s debt as of September 30, 2006:

$12.5 million loan facility with Regions Bank. The facility provides for advances up to the closing date of December 15, 2006 when the balance of the facility will be funded. The loan matures on December 15, 2011 with scheduled monthly principal payments. Interest is at a fixed rate of 7.21%.. Secured by substantially all of the Company’s assets.	$7,094,957

Insurance premium financing to be repaid over ten months at an interest rate of 6.42%. The final payment is due March 19, 2007.	416,024

Total	7,510,981

Less current maturities	2,016,977

Long-term	5,494,004

Aggregate maturities required on notes payable at September 30, 2006 are as follows:

2007	$2,016,977
2008	2,273,394
2009	2,442,832
2010	777,778
2011 and later	—

$7,510,981

Note 5. Subsequent Events
On October 17, 2006, all of the outstanding stock of the Company was sold to Allis-Chalmers Production Services, Inc., a wholly-owned subsidiary of Allis-Chalmers Energy Inc. In connection with change in ownership, all of the long-term debt was repaid.